Exhibit 4.1

COMMON STOCK NUMBER	[INPHONIC, INC. LOGO]	COMMON STOCK SHARES

Incorporated under the laws of the State of Delaware	SEE REVERSE FOR CERTAIN DEFINITIONS

INPHONIC, INC.

CUSIP 45772G 10 5

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF

INPHONIC, INC.

(hereinafter called the Corporation), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

INPHONIC, INC.

DELAWARE

[1997 SEAL]

/s/ Donald Charlton	/s/ David A. Steinberg
Secretary	Chairman of the Board and Chief Executive Officer

COUNTERSIGNED AND REGISTERED:

(NEW YORK, NEW YORK)

TRANSFER AGENT AND REGISTRAR

American Stock Transfer & Trust Company

AUTHORIZED SIGNATURE

The Corporation has more than one class of stock authorized to be issued. The Corporation will furnish without charge to each stockholder upon written request a copy of the full text of the preferences, voting powers, qualifications and special and relative rights of the shares of each class of stock (and any series thereof) authorized to be issued by the Corporation as set forth in the Amended and Restated Certificate of Incorporation and amendments thereto filed with the Secretary of State of the State of Delaware.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM- as tenants in common	UNIF GIFT MIN ACT— Custodian

	(Cust)	(Minor)

TEN ENT- as tenants by the entireties	under Uniform Gifts to Minors Act
Act

(State)
JT TEN- as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

For Value received,                                               hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

Shares

represented by the within Certificate, and do hereby irrevocably constitute and appoint                          Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated,	X

X
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.

SIGNATURE GUARANTEED:
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.